Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$22,687,259
Unrealized Gain (Loss) on Market Value of Commodity Futures	12,515,211
Dividend Income	644,590
Interest Income	360,855
ETF Transaction Fees	350
Total Income (Loss)	$36,208,265

Expenses
Management Fees	$227,058
Professional Fees	30,030
Brokerage Commissions	22,353
Directors' Fees and Insurance	5,504
Total Expenses	$284,945
Net Income (Loss)	$35,923,320

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/26	$307,540,572
Additions (50,000 Shares)	4,523,030
Net Income (Loss)	35,923,320

Net Asset Value End of Month	$347,986,922
Net Asset Value Per Share (3,650,000 Shares)	$95.34

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,691,375
Unrealized Gain (Loss) on Market Value of Commodity Futures	(72,406,651)
Dividend Income	1,798,318
Interest Income	586,242
ETF Transaction Fees	2,100
Total Income (Loss)	$(63,328,616)

Expenses
Management Fees	$439,227
Professional Fees	39,931
Brokerage Commissions	1,891
Directors' Fees and Insurance	10,006
Total Expenses	$491,055
Net Income (Loss)	$(63,819,671)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/26	$871,789,392
Additions (100,000 Shares)	3,543,065
Withdrawals (2,900,000 Shares)	(97,950,000)
Net Income (Loss)	(63,819,671)

Net Asset Value End of Month	$713,562,786
Net Asset Value Per Share (20,800,000 Shares)	$34.31

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$29,378,634
Unrealized Gain (Loss) on Market Value of Commodity Futures	(59,891,440)
Dividend Income	2,442,908
Interest Income	947,097
ETF Transaction Fees	2,450
Total Income (Loss)	$(27,120,351)

Expenses
Management Fees	$666,285
Professional Fees	69,961
Brokerage Commissions	24,244
Directors' Fees and Insurance	15,510
Total Expenses	$776,000
Net Income (Loss)	$(27,896,351)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 3/1/26	$1,179,329,964
Additions (150,000 Shares)	8,066,095
Withdrawals (2,900,000 Shares)	(97,950,000)
Net Income (Loss)	(27,896,351)

Net Asset Value End of Month	$1,061,549,708

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596